Exhibit 10.4

SECURITIES PURCHASE AGREEMENT
AMENDMENT NO. 3

This Amendment (the “Amendment”) to the Securities Purchase Agreement (the “Securities Purchase Agreement”, or the "Agreement") dated as of the 7th day of October, 2009, as amended, between TANGIERS INVESTORS, LP, a limited partnership (the “Investor”), and NORTH BAY RESOURCES INC., a corporation organized and existing under the laws of the State of Delaware (the “Company”), is entered into as of this 24h day of July, 2013, with an agreed Effective Date of January 24, 2013.  This Amendment supersedes Amendment No. 2 dated March 28, 2013 and Amendment No. 1 dated January 28, 2013.

WHEREAS, the Company and the Investor wish to amend the Agreement under the terms and subject to the conditions set forth in this Amendment and the Securities Purchase Agreement as if set forth herein;

In consideration of the mutual promises contained herein, the parties agree as follows:

1. Amendment.

1.1 The second paragraph of the preamble to the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

"WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, as provided herein, and the Investor shall purchase from the Company, up to Ten Million Dollars ($10,000,000) of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and"

1.2 Section 1.7 of the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

Section 1.7. “Commitment Amount” shall mean the aggregate amount of up to Ten Million Dollars ($10,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company’s Common Stock pursuant to the terms and conditions of this Agreement.

1.3 Section 1.8 of the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

Section 1.8. “Commitment Period” shall mean the period commencing on the Effective Date, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of the Commitment Amount, (y) the date this Agreement is terminated pursuant to Section 10.2 or (z) the date occurring sixty (60) months after the Effective Date.

1.4 Section 1.9 of the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

Section 1.9. “Common Stock” shall mean the Company’s common stock, par value $ 0.001per share whether issued to the Investor directly.

1.5 Section 1.16 of the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

Section 1.16. “Base Amount/Maximum Advance Amount”  The Base Amount shall mean the amount of each Advance that is equal to the average daily trading volume in dollar amount during the ten (10) trading days preceding the Advance Date.  No Advance will be made in an amount lower than the Minimum Advance Amount (defined below). No advance will be made higher than Two Hundred and Fifty Thousand Dollars ($250,000) or 300% of the Base Amount, whichever is less

1.6 Section 1.17 of the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

Section 1.17.                           “Minimum Advance Amount” shall be Ten Thousand Dollars ($10,000) per Advance Notice.  In the event the Base Amount (as defined in Section 1.22) is less than the Minimum Amount, the Base Amount shall equal the Minimum Amount.

1.7 Section 1.22 of the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

Section 1.22. “Purchase Price” shall be set at (a) ninety percent (90%) of the Market Price during the Pricing Period for up to 100% of the Base Amount (as defined in Section 1.16), (b) eighty two and a half percent (82.5%) of the Market Price during the Pricing Period for any shares in excess of 100% and less than or equal to 200% of the Base Amount, and (c) seventy five percent (75%) of the Market Price during the Pricing Period for any shares in excess of 200%  and less than or equal to 300% of the Base Amount.

1.8 Section 1.23 of the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

Section 1.23. “Registrable Securities” shall mean the shares of Common Stock to be issued hereunder  (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act (“Rule 144”) or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

1.9 Section 2.2(c) of the Securities Purchase Agreement is hereby deleted in its entirety.

1.10 Section 7.2(a) of the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

Section 7.2(a) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so, and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

1.11 Section 12.2 of the Securities Purchase Agreement is hereby amended and restated in its entirety as set forth below:

Section 12.2. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended.

1.12 Section 12.4 of the Securities Purchase Agreement is hereby deleted and replaced in its entirety as set forth below:

Section 12.4.   Release.   The Investor hereby irrevocably and unconditionally releases the Company of and from all claims, demands, causes of actions, fees and liabilities of any kind whatsoever, which it had, now has or may have against the Company as of the date of this amendment, by reason of any actual or alleged act, omission, transaction, practice, conduct, statement, occurrence, or any other matter within the reasonable scope of this Agreement that is known to the Investor, including, but not limited to, the right to rescind its purchases pursuant to this Agreement.

2. General Provisions.

2.1 Except as defined herein, all defined terms used herein shall have the meaning set forth in the Securities Purchase Agreement

2.2 The captions to the paragraphs/sections in this Amendment are not a part of this Amendment or the Securities Purchase Agreement, and are included merely for convenience of reference only and shall not affect its meaning or interpretation.

2.3 This Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

2.4 Company and Investor confirm and acknowledge that the Securities Purchase Agreement is in full force and effect, that there have been no uncured events of breach to date, and that each represents and warrants to the other that they are in material compliance with the Securities Purchase Agreement. Except for the changes made by this Amendment to the Securities Purchase Agreement, the Securities Purchase Agreement remains in full force and effect without modification. All references to the Agreement in the Securities Purchase Agreement mean the Securities Purchase Agreement as amended hereby.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment to the Agreement as of this 24th day of July, 2013.

Tangiers Investors, LP

By:  /s/ Michael Sobeck

Name: Michael Sobeck

Title:           Managing Member of the General Partner, Tangiers Capital, LLC

North Bay Resources Inc.

By: _/s/ Perry Leopold

Name: Perry Leopold

Title:           CEO